SUMMARY PROSPECTUS FOR NEW INVESTORS

May 1, 2026

F&G Confidence Builder

Individual Single Premium Deferred Index-Linked Annuity Contract

Issued By:

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

This summary prospectus summarizes key features of the F&G Confidence Builder annuity contract.

Before you invest, you should also review the prospectus for the F&G Confidence Builder annuity contract, which contains more information about the Contract’s features, benefits, and risks. You can find this document and other information about the Contract online at http://success.fglife.com/prospectus. You can also obtain this information at no cost by calling 1-888-513-8797 or by sending an email request to rilaservice@fglife.com.

The Contract is a complex investment and involves risks, including potential loss of principal. Each Crediting Method includes a “Buffer,” which provides limited protection against a negative Index Change for a Crediting Period or, for an Annual Lock Crediting Method, for each Contract Year during a Crediting Period. When you invest in an Indexed-Linked Interest Strategy, if there is negative Index performance for the Crediting Period, or, for an Annual Lock Crediting Method, for each Contract Year during a Crediting Period, you risk any losses that exceed the amount of the Buffer. At the end of a Crediting Period, you could lose up to 90% of your investment in an Index-Linked Interest Strategy with a Buffer of 10%, and up 80% of your investment in an Index-Linked Interest Strategies with a Buffer of 20%. If you select an Index-Linked Interest Strategy with an Annual Lock Crediting Method, on the Crediting Date, at the end of a Crediting Period you could lose significantly more due to compounding annual losses. We will always offer an Index-Linked Interest Strategy with the protection of at least a 10% Buffer.

Each Crediting Method has either has a “Cap Rate,” which is the maximum percentage change that can be credited under an Index-Linked Interest Strategy for a Crediting Period; or a “Performance Trigger Rate,” which is the percentage that will be credited if the Index Change is positive or equal to zero for a Crediting Period. The Cap Rate or the Performance Trigger Rate may limit the amount that will be credited to your Contract, and you may earn less than the Index return during the Crediting Period. We may change Cap Rates and Performance Trigger Rates for each Crediting Period, subject to the Guaranteed Minimum Cap Rate of 2% for a point to point Index-Linked Interest Strategy with a one-year Crediting Period; 6% for a point to point Index-Linked Interest Strategy with a three-year Crediting Period; 3% for a point to point Index-Linked Interest Strategy with a six-year Crediting Period where the Index is Hindsight 20/20; 12% for a point to point Index-Linked Interest Strategy with a six-year Crediting Period with any other Index; and 2% for each year of an Annual Lock Index-Linked Interest Strategy with a six-year Crediting Period; and the Guaranteed Minimum Performance Trigger Rate of 0.50% for a point to point Index-Linked Interest Strategy with a one-year Crediting Period.

The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, negative contract adjustments, taxes and tax penalties. Before the end of a Crediting Period for an Index-Linked Interest Strategy, if you take a surrender or any withdrawal (including systematic withdrawals and required minimum distributions), or if you annuitize, or if the death benefit is paid, the transaction will be based on the Strategy Interim Value of your investment in that Index-Linked Interest Strategy, which is calculated by using a formula that takes into account the value of a specific set of hypothetical derivatives and changes in interest rates that impact the value of the fixed income assets supporting your Contract. Also, if you take a withdrawal or surrender from your Contract at the end of a Crediting Period during the first six Contract Years, your withdrawal or surrender will be subject to an adjustment for changes in interest rates that impact the value of the fixed income assets supporting your Contract (an “Asset Adjustment”). A withdrawal during a Crediting Period, or, during the first six Contract Years, on the Crediting Date will reduce your Account Value on a proportionate, rather than a dollar-for-dollar, basis. Under extreme conditions, you could lose up to 100% of your investment in an Index-Linked Interest Strategy if you remove funds before the Crediting Date or on the Crediting Date prior to the sixth Contract Anniversary.

Any interest credited to your Contract, as well as our obligations under the Contract, either as a result of investing in an Index-Linked Interest Strategy or the Fixed Interest Strategy, are subject to our financial strength and claims-paying ability.

You may cancel the Contract without charge within 30 days after you receive it. If you cancel your Contract during this period, we will issue a refund including all charges that may have been deducted from your Contract and you will not be subject to a surrender charge, although we may apply a Contract Adjustment. Your state’s law will determine the amount you will receive.

Additional information about certain investment products, including index-linked annuity contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

DEFINITIONS	1

OVERVIEW OF THE CONTRACT	6

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT	9

BENEFITS AVAILABLE UNDER THE CONTRACT	13

BUYING THE CONTRACT	14

MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CONTRACT	14

ADDITIONAL INFORMATION ABOUT FEES	15

APPENDIX A (INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT)	A-1

Definitions

We have used simple, clear language as much as possible in this prospectus. However, by the very nature of the Contracts certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

Account Value	The total amount attributable to your Contract during the Accumulation Phase at any given time. Your Account Value is the sum of your Strategy Account Values and your Fixed Interest Strategy Value at any given time. Your Account Value may not necessarily equal your Cash Surrender Value.

Accumulation Phase	The period beginning on the Effective Date and ending on the Maturity Date.

Adjusted Index Change	The net change percentage in the Index Value of an Index from the start of a Crediting Period to the end of the Crediting Period, after any applicable adjustment for the Crediting Method applicable to an Index-Linked Interest Strategy. The Adjusted Index Change for an Index-Linked Interest Strategy represents the rate at which we credit interest at the end of a Crediting Period. The Adjusted Index Change may be positive, negative, or equal to zero.

Annuitant	The natural person(s) on whose life (or lives) annuity payments under the Contract are based.

Asset Adjustment	An adjustment to your Strategy Base Value used to determine the Strategy Interim Value based on the Bloomberg US Aggregate Yield to Worst Index to account for changes in interest rates that impact the value of the fixed income assets supporting your Contract since the Contract’s Effective Date. On a Crediting Date prior to the sixth Contract Anniversary, your Strategy Account Value also includes the Asset Adjustment.

Beneficiary	The person or entity designated by the Owner to receive any Contract benefits upon the Owner’s death during the Accumulation Phase.

Business Day	Any day that the New York Stock Exchange (“NYSE”) is open for regular trading. A Business Day ends at the same time that regular trading on the NYSE closes (typically, 4:00 PM Eastern Time).

Buffer	A Buffer protects against a negative Index Change until the protection level has been exceeded. The Buffer represents the maximum negative Index Change that will not result in a negative Adjusted Index Change for a given Crediting Period. If the Index Change for the Crediting Period is negative, and the negative Index Change is within the Buffer, then the Index-Linked Interest credited to the Strategy Account Value is zero. If the negative Index Change exceeds the Buffer, then negative Index-Linked Interest is credited to the extent that the Index Change extends beyond the Buffer. The Buffer provides limited protection against negative Index-Linked Interest being credited to your Contract for a Crediting Period. For example, if the Buffer is 20% and the Index Change for the Crediting Period is negative 35%, negative Index-Linked Interest of 15% would be credited to the Index-Linked Interest Strategy.

Cap Rate	An element of certain Crediting Methods. The Cap Rate represents the maximum Adjusted Index Change that can be credited under an Index-Linked Interest Strategy for a Crediting Period. It limits the potential positive Index-Linked Interest that may be credited for a Crediting Period. Each Index-Linked Interest Strategy that is subject to a Cap Rate has its own Cap Rate.

Cash Surrender Value	The amount that you will receive if you surrender your Contract (i.e., take a full withdrawal) during the Accumulation Phase. The Cash Surrender Value equals your Account Value minus any surrender charge.

Code	Internal Revenue Code of 1986, as amended.

Contract	The F&G Confidence Builder Contract, which is a single premium deferred index-linked annuity contract between F&G and you, as the Owner.

Contract Adjustment	An Asset Adjustment and/or Equity Adjustment used to determine your Strategy Interim Value for an Index-Linked Interest Strategy.

Contract Anniversary	The annual anniversary of the Effective Date of your Contract.

Contract Year	The 12-month period starting on the Effective Date and each anniversary of your Effective Date while the Contract remains in force.

Crediting Date	The last day of a Crediting Period.

Crediting Method	The Cap Rate or the Performance Trigger Rate; the Buffer; and the calculating methodology (Point to Point or Annual Lock) that determines the applicable Index-Linked Interest credited for a Strategy at the end of a Crediting Period. A “Point to Point” methodology measures the net performance of the applicable Index between the beginning of the first day of a Crediting Period and Crediting Date, while an “Annual Lock methodology measures the net performance of the applicable Index each Contract Year during the Crediting Period.

Crediting Period	The investment period over which performance of an Index is measured to determine the amount of Index-Linked Interest credited for an Index-Linked Interest Strategy, or, for the Fixed Interest Strategy, the one-year period over which interest is credited at a specified declared rate. A Crediting Period is designated for each Index-Linked Interest Strategy and may be one, three, or six years. You may only reallocate your Strategy Account Value or Fixed Interest Strategy Value among the Fixed Interest Strategy and/or one or more Index-Linked Interest Strategies at the end of a Crediting Period. You may not reallocate your Strategy Account Value or Fixed Interest Strategy Value until the end of a Crediting Period.

Effective Date	The date when the Contract is issued and the Premium is allocated to the Fixed Interest Strategy and/or one or more of the Index-Linked Interest Strategies for the initial Crediting Period.

Equity Adjustment	An adjustment to your Strategy Base Value used to determine the Strategy Interim Value based on the value of a specific set of hypothetical derivatives.

F&G (or the “Company,” “we,” “us,” or “our”)	Fidelity & Guaranty Life Insurance Company.

Fixed Interest Strategy	The Investment Option under the Contract that provides for guaranteed interest, and is subject to a guaranteed minimum interest rate. The Fixed Interest Strategy is part of the Separate Account.

Fixed Interest Strategy Value	The amount of your Account Value allocated to the Fixed Interest Strategy at any given time.

Guaranteed Minimum Cap Rate	The Guaranteed Minimum Cap Rate is 2% for a point to point Index-Linked Interest Strategy with a one-year Crediting Period; 6% for a point to point Index-Linked Interest Strategy with a three-year Crediting Period; 3% for a point to point Index-Linked Interest Strategy with a six-year Crediting Period where the Index is Hindsight 20/20; 12% for a point to point Index-Linked Interest Strategy with a six-year Crediting Period with any other Index; and 2% for each year of an Annual Lock Index-Linked Interest Strategy with a six-year Crediting Period.

Guaranteed Minimum Performance Trigger Rate	The Guaranteed Minimum Performance Trigger Rate is 0.50% for a point to point Index- Linked Interest Strategy with a one-year Crediting Period.

Income Phase	The period beginning on the Maturity Date during which we make annuity payments to the Payee(s).

Index	The market index used to determine the Index Change for a Strategy. Each Index is comprised of or defined by certain securities or by a combination of certain securities and other instruments.

Index Change	The net change percentage in the Index Value of an Index from the start of a Crediting Period to the end of the Crediting Period, before any applicable adjustment for the Crediting Method applicable to an Index-Linked Interest Strategy. If the start or end of a Crediting Period is not on a Business Day, we will use the Index Value on the next Business Day to calculate the Index Change.

Index Value	The closing value of an Index on any Business Day. If an Index Value is not published for a Business Day, we will use the closing Index Value from the next Business Day.

Index-Linked Interest Strategy	An Investment Option under the Contract that provides for credited interest (either positive, negative, or equal to zero) based on the performance of a particular Index and the applicable Crediting Method.

Index-Linked Interest	The dollar amount of interest credited under an Index-Linked Interest Strategy at the end of a Crediting Period. Index- Linked Interest can be positive, negative or equal to zero.

Investment Options	The Index-Linked Interest Strategies and the Fixed Interest Strategy.

Maturity Date	The date the Income Phase begins. The Maturity Date is the Contract Anniversary on or first following the Annuitant’s (or oldest Annuitant’s if a Joint Annuitant is named) 100th birthday. You may change the Maturity Date to an earlier date following the first Contract Anniversary.

Owner	The person(s) or legal entity entitled to exercise all rights and privileges under the Contract. Any reference to Owner in this prospectus includes any joint Owner. References to “you” in this prospectus refer to the Owner or a prospective Owner. In the case of a Qualified Contract, the Owner must be a natural person and joint Owners are not allowed.

Payee	The person(s) or entity (or entities) designated by you to receive annuity payments during the Income Phase. You are the Payee unless you designate another person or entity as the Payee.

Performance Trigger Rate	The Performance Trigger Rate is the percentage that will be credited if the Index Change is positive or equal to zero for a Crediting Period. For an Index-Linked Interest Strategy with a Performance Trigger Rate, if the Index Change is equal to zero or greater for a Crediting Period, the Adjusted Index Change will be equal to the Performance Trigger Rate for that Crediting Period. The Performance Trigger Rate limits the potential positive Index-Linked Interest that will be credited for a Crediting Period if the Index Change exceeds the Performance Trigger Rate. Each Index-Linked Interest Strategy that is subject to a Performance Trigger Rate has its own Performance Trigger Rate.

Premium	The single premium paid to us under the Contract, less any applicable taxes due at the time the payment is made.

Qualified/Non-Qualified Contract	A Qualified Contract is purchased as part of an individual retirement plan or an employer- sponsored plan. Currently, we offer two types of Qualified Contracts: (1) a traditional IRA, and (2) a Roth IRA. The Contract is not available for purchase by qualified retirement plans, as a “section 403(b) contract,” or in the form of a Simplified Employee Pension or SIMPLE Retirement Account. A Non-Qualified Contract is a Contract that is not a Qualified Contract.

Rollover Contribution	A transfer of “eligible” funds between a qualified retirement plan and a traditional or Roth IRA that takes one of these forms: (1) direct transfer— funds are paid directly from one qualified retirement plan or IRA to another;(2) trustee-to-trustee transfer—funds held in a traditional IRA are transferred directly to another traditional IRA or funds held in a Roth IRA are transferred directly to another Roth IRA; or (3) a 60-Day Rollover—funds held in a qualified retirement plan or IRA are distributed directly to you and within 60 days you deposit all or a portion of them in an IRA or qualified retirement plan. You should consult with your tax advisor about the applicable requirements for making a rollover contribution and about what funds are “eligible” for such a transfer.

Separate Account	F&G’s Separate Account ILA-1. We hold certain investments supporting the assets allocated to the Index-Linked Interest Strategies and the Fixed Interest Strategy in F&G Separate Account ILA-1, which we established under the laws of Iowa. Separate Account ILA-1 is a non-insulated separate account. Assets in Separate Account ILA-1 are part of F&G’s General Account, are chargeable with the claims of any of our contract owners as well as our creditors and are subject to the liabilities arising from any of our other business. Separate Account ILA-1 is not registered or regulated under the Investment Company Act of 1940, as amended.

Strategy Account Value	During a Crediting Period, you have a Strategy Account Value for each Index-Linked Interest Strategy in which you invest. On the Effective Date, your Strategy Account Value equals the Premium you allocate the Index-Linked Interest Strategy. On each Business Day other than the Effective Date or a Crediting Date during the first six Contract Years, your Strategy Account Value equals your Strategy Interim Value. On a Crediting Date during the first six Contract Years, your Strategy Account Value includes the Asset Adjustment. Your Strategy Account Value is the amount available for withdrawals, surrenders, annuitization and death benefits.

Strategy Base Value	For each Index-Linked Interest Strategy in which you invest, your Strategy Base Value is an amount used to calculate (i) your Strategy Account Value on the first Business Day of the Crediting Period; (ii) your Strategy Interim Value on each other Business Day; and (iii) your Index-Linked Interest credited on the last Business Day of the Crediting Period. Your Strategy Base Value is not a cash value under the Contract. Your Strategy Base Value will be adjusted for any withdrawals you make during the Crediting Period.

Strategy Interim Value	For each Index-Linked Interest Strategy in which you invest, your Strategy Account Value equals your Strategy Interim Value on any Business Day except for the Effective Date and a Crediting Date. The Strategy Interim Value is calculated by using a formula that takes into account the Equity Adjustment and the Asset Adjustment to your Strategy Base Value.

Surrender Charge Period	The first six Contract Years.

Overview of the Contract

This summary provides a brief overview of the F&G Confidence Builder Contract. You should carefully read the entire prospectus before you decide whether to purchase the Contract. The Contract may not be currently available in all states, may vary in your state, or may not be available from all selling firms or from all financial professionals.

What is the purpose of the Contract?

The Contract is designed to help you invest on a tax-deferred basis and meet your long-term financial goals, such as funding your retirement. During the Accumulation Phase, you can access your funds by taking withdrawals of your Account Value (which may be subject to a surrender charge of up to 7% and other adjustments based on Strategy Interim Values and Asset Adjustments). During the Income Phase, we pay guaranteed income in the form of annuity payments. The Contract also will pay a death benefit to your Beneficiaries in the event of death of the Owner or the Annuitant during the Accumulation Phase. All payments under the Contract are subject to the terms and conditions described in this prospectus. You should not buy the Contract as a short-term investment, if you plan on taking withdrawals before the end of the Surrender Charge Period (which is the first six Contract Years), or if you anticipate taking significant withdrawals from your Strategy Account Values. You should understand that while the Contract provides some protection against loss, you can lose money under the Contract. It is possible to lose your entire principal investment and previously credited Index-Linked Interest You should not buy the Contract if you are not willing to assume the risks associated with the Contract.

The Contract may be purchased as either “qualified” or “non-qualified” under the Internal Revenue Code. A Non-Qualified Contract will provide you with certain tax deferral features under the Code. If you purchase a Qualified Contract, the Contract will not provide you tax deferral benefits in addition to those already provided by your IRA or Roth IRA, and you should only buy the Contract for its other features.

What are the phases of the Contract?

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your Contract Value to one or more of the available Index-Linked Interest Strategies and/or the Fixed Interest Strategy.

Index-Linked Interest Strategies. Each Index-Linked Interest Strategy credits Index-Linked Interest (either positive, negative, or equal to zero) at the end of a Crediting Period based, in part, on the performance of a particular Index. You could lose a significant amount of money if the Index declines in value.

We limit the negative Index Change used in calculating the Index Linked Interest on the Crediting Date by applying a Buffer to absorb negative Index Change up to the amount of the Buffer. For example, if the Index-Linked Interest Strategy has a Buffer of 10%, if the Index Return is -25%, the crediting rate would be -15% (the amount that the Index Change exceeds the Buffer) on the Crediting Date, meaning that your Strategy Account Value will show a 15% decrease from your Strategy Base Value. For Index-Linked Interest Strategies with an Annual Lock Crediting Method, the Buffer will absorb negative Index Change up to the amount of the Buffer each Contract Year during the Crediting Period. We will always offer an Index-Linked Interest Strategy with the protection of at least a 10% Buffer.

If the Index Change is positive or zero, we determine whether it must be adjusted for the Cap Rate or the Performance Trigger Rate, which may limit the positive return used to determine the Adjusted Index Change, as follows:

•

If the Crediting Method for the Index-Linked Interest Strategy includes a Cap Rate, the Cap Rate is the maximum positive Adjusted Index Change for a given Crediting Period. For example, if the Index Change is 12% and the Cap Rate is 8%, the crediting rate would be 8% (the lesser of the Index Change and the Cap Rate) on the Crediting Date, meaning that your Strategy Account Value will show an 8% increase from your Strategy Base Value. For Index-Linked Interest Strategies with an Annual Lock Crediting Method, we limit the annual performance to the lesser of the Index Change or the Cap Rate each Contract Year during the Crediting Period. We will not establish an Cap Rate below the Guaranteed Minimum Cap Rate of 2% for a point to point Index-Linked Interest Strategy with a one-year Crediting Period; 6% for a point to point Index-Linked Interest Strategy with a three-year Crediting Period; 3% for a point to point Index-Linked Interest Strategy with a six-year Crediting Period where the Index is Hindsight 20/20; 12% for a point to point Index-Linked Interest Strategy with a six-year Crediting Period with any other Index; and 2% for each year of an Annual Lock Index-Linked Interest Strategy with a six-year Crediting Period.

•

If the Crediting Method for the Index-Linked Interest Strategy includes a Performance Trigger Rate, if the Index Change is at least zero, the Adjusted Index Change is the Performance Trigger Rate for a given Crediting Period. For example, if the Index Change is 8% and the Performance Trigger Rate is 5%, the crediting rate would be 5% on the Crediting Date, meaning that your Strategy Account Value will show a 5% increase from your Strategy Base Value. We will not establish an Index Trigger Rate below the Guaranteed Minimum Performance Trigger Rate of 0.50% for a point to point Index-Linked Interest Strategy with a one-year Crediting Period.

Fixed Interest Strategy. The Fixed Interest Strategy credits interest during each Crediting Period based on a guaranteed rate set by us. The guaranteed minimum interest rate (for the Fixed Interest Strategy) will never be less than 0.15%.

Additional information about each Index-Linked Interest Strategy and the Fixed Interest Strategy is provided in Appendix A: Investment Options Available Under the Contract.

Annuity (Income) Phase

If your Contract enters the Income Phase, we will make annuity payments to the Payee(s) based on the annuity option that you select. Each annuity option is based on the life of at least one Annuitant. The value of the annuity payments that we make will depends in part on your Cash Surrender Value on the Maturity Date. As of the Maturity Date, the only payments that we will make under the Contract are annuity payments (or a lump sum payment). It will not be possible to take withdrawals and the death benefit will not be payable upon death. Once your Contract enters the Income Phase, you cannot switch back to the Accumulation Phase.

The annuity option that you select will determine, among other things, the amount of your annuity payments and their frequency. Annuity payments will start at the end of the first payment period that begins on the Maturity Date. You may select from three annuity options under the Contract. The available annuity options are:

•	Income for Fixed Period;

•	Life Income with Guaranteed Period; or

•	Joint and Survivor Income with Guaranteed Period.

What are the Features of the Contract?

The Contract provides for the accumulation of retirement savings and income. The Contract offers death benefit protection and offers various payout options.

Access to Your Money

You may take withdrawals from your Contract at any time during the Accumulation Phase. However, if you take a partial withdrawal or surrender your Contract (i.e., a full withdrawal), your withdrawal may be subject to a surrender charge, and withdrawals from your Strategy Account Values during a Crediting period will be based on respective Strategy Interim Values. Surrenders and withdrawals on a Crediting Date during the first six Contract Years will be based on Strategy Account Values that includes an Asset Adjustment. Repetitive withdrawals (a form of systematic partial withdrawals) are also available during the Accumulation Phase. If you are under age 59 1⁄2, amounts you withdraw from the Contract may also be subject to a 10% additional federal tax.

When you take a withdrawal from your Fixed Interest Strategy, your Fixed Interest Strategy Value is reduced by the dollar amount of the withdrawal, including any applicable surrender charges. When you take a withdrawal from an Index-Linked Interest Strategy, the applicable Strategy Account Value is reduced in the same manner. However, if you take a withdrawal from an Index-Linked Interest Strategy, the withdrawal will also cause a proportional reduction (perhaps significant reduction) to your Strategy Base Value. A reduction in your Strategy Base Value negatively impacts your Strategy Account Value because the Strategy Base Value is what is used to calculate the Index-Linked Interest to be credited at the end of the Crediting Period. Overall, withdrawals may result in a loss of principal and previously-credited interest due to adjustments and charges that may be imposed even if Index Performance has been positive.

Death Benefits

If you die during the Accumulation Phase, your Contract provides for a death benefit equal to the greater of:

(a)	Your Account Value (subject to Strategy Interim Values during a Crediting Period or including the Asset Adjustment on a Crediting Date during the first six Contract Years); or

(b)	Your Premium, reduced proportionately by the percentage reduction in the Account Value for each partial withdrawal, including any surrender charge deduction.

The death benefit is not payable during the Income Phase and will terminate without value as of the Maturity Date.

What Contract Adjustments May Apply to Transactions in the Contract?

On each Business Day other than the Effective Date or a Crediting Date, if you surrender your Contract, take a withdrawal (including systematic withdrawals and required minimum distributions), annuitize or if a death benefit is paid, your Strategy Account Value equals your Strategy Interim Value. Your Strategy Interim Value on a given Business Day is intended to reflect the value of your investment in an Index-Linked Interest Strategy on that particular day. Changes to your Strategy Interim Value are not directly tied to the performance of the relevant Index (although Index performance impacts your Strategy Interim Value). Instead, your Strategy Interim Value for an Index-Linked Interest Strategy is calculated on any day other than a Crediting Date using a formula that takes into account (i) an Equity Adjustment to your Strategy Base Value based on the value of a specific set of hypothetical derivatives; and (ii) an Asset Adjustment to your Strategy Base Value based on the Bloomberg US Aggregate Yield to Worst Index to account for changes in interest rates that impact the value of the fixed income assets supporting your Contract.

On a Crediting Date prior to the sixth Contract Anniversary, your Strategy Account Value will include the Asset Adjustment. Accordingly, if you surrender your Contract, take a withdrawal, annuitize or if a death benefit is paid on a Crediting Date prior to the sixth Contract Anniversary, those transactions will be based on the Strategy Account Value including the Asset Adjustment, and your Strategy Base Value for the following Crediting Period will be adjusted proportionally.

You could lose a significant amount of money due to Contract Adjustments (Equity Adjustments and Asset Adjustments) if amounts are removed from an Index-Linked Interest Strategy prior to the Crediting Date. You could also lose a significant amount of money due to Asset Adjustments if amounts are removed from an Index-Linked Interest Strategy on a Crediting Date prior to the sixth Contract Anniversary. Your Strategy Account Value may be less than the amount invested and may be less than the amount you would receive had you held the investment in the Index-Linked Interest Strategy until a Crediting Date on or after the sixth Contract Anniversary.

Important Information You Should Consider About the Contract

FEES, EXPENSES, AND ADJUSTMENTS		Location in Prospectus

Are There Charges or Adjustments for Early Withdrawals?

Yes. If you surrender your Contract or withdraw money from the Contract for up to 6 years following the Contract’s Effective Date, you will be assessed a surrender charge of up to 7% of Account Value withdrawn. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $7,000 on a $100,000 investment. This loss will be greater if there is a negative Contract Adjustment, taxes, or tax penalties.

There is a Contract Adjustment for amounts removed from an Index-Linked Interest Strategy before the Crediting Date, or, prior to the sixth Contract Anniversary, on a Crediting Date, which could be negative. You could lose up to 100% of your Strategy Base Value due to the Contract Adjustment in extreme situations. For example, if you allocate $100,000 to an Index-Linked Interest Strategy with a 3-year Crediting Period and later withdraw the entire amount before the 3 years have elapsed, you could lose up to $100,000 of your investment. This loss will be greater (but never more than 100%) if you also have to pay a surrender charge, taxes and tax penalties. If you surrender your Contract, take a withdrawal, annuitize or if a death benefit is paid from an Index-Linked Interest Strategy on any date prior to the Crediting Date, or, prior to the sixth Contract Anniversary, on a Crediting Date, your Contract Value in the Index-Linked Interest Strategy will be subject to the Contract Adjustment.

FEE TABLE

FEES, CHARGES AND ADJUSTMENTS – SURRENDER CHARGES

FEES, CHARGES AND ADJUSTMENTS – CONTRACT ADJUSTMENTS

ADDITIONAL INFORMATION ABOUT THE INDEX-LINKED INTEREST STRATEGIES

—STRATEGY ACCOUNT VALUE

Are There Transaction Charges?	No. There are no charges for transactions other than surrender charges and Contract Adjustments.	Not applicable

Are There Ongoing Fees and Expenses?	Yes. There is an implicit ongoing fee on the Index-Linked Interest Strategies to the extent that your participation in Index gains is limited by each Index-Linked Interest Strategy’s Cap Rate or Performance Trigger Rate. This means that your returns may be lower than Index returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.	Not applicable

RISKS		Location in Prospectus

Is There a Risk of Loss from Poor Performance?	Yes. You could lose money by investing in the Contract. If you invest in an Index-Linked Interest Strategy, at the end of a Crediting Period, under extreme circumstances, you could lose up to 90% of your investment in an Index-Linked Interest Strategy with a 10% Buffer and up to 80% of your investment in an Index-Linked Interest Strategy with a 20% Buffer. If you select an Index-Linked Interest Strategy with an Annual Lock Crediting Method, the Buffer Percentage applies each Contract Year during the Crediting Period, and at the end of a Crediting Period you could lose significantly more due to compounding annual losses. We will always offer an Index-Linked Crediting Strategy with the protection of at least a 10% Buffer.	PRINCIPAL RISKS OF INVESTING IN THE CONTRACT—MARKET RISK AND RISK OF LOSS IN INDEX-LINKED INTEREST STRATEGIES

Is this a Short-Term Investment?

No. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the Contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the Contract as a short-term investment or savings vehicle.

A surrender charge may apply in certain circumstances and any withdrawals may also be subject to federal and state income taxes and tax penalties. If you surrender your Contract, take a withdrawal, annuitize or if a death benefit is paid from an Index-Linked Interest Strategy on any date prior to the Crediting Date, or, prior to the sixth Contract Anniversary, on a Crediting Date, your Contract Value in the Index-Linked Interest Strategy will be subject to the Contract Adjustment.

Strategy Account Value in an Index-Linked Interest Strategy will be reallocated on the Crediting Date according to your instructions. If you have not provided us with instructions, your investment in an Index-Linked Interest Strategy or the Fixed Income Strategy will automatically be invested in the same Index-Linked Interest Strategy or the Fixed Income Strategy for the next Crediting Period. If the same Index-Linked Interest Strategy is not available, we will instead transfer your Strategy Account Value to the Fixed Interest Strategy.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT—EARLY WITHDRAWAL AND LIQUIDITY RISK

What Are the Risks Associated with the Investment Options?

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Indices for the Index-Linked Interest Strategies under the Contract. Each Investment Option, including the Fixed Interest Strategy, will have its own unique risks. You should review the Investment Options before making an investment decision.

For investments in an Index-Linked Interest Strategy, the Cap Rate or Performance Trigger Rate may limit positive Index performance (e.g., limited upside). For example:

•

If the Index-Linked Interest Strategy has a Cap Rate, if the Index Change is 12% and the Cap Rate is 8%, the Adjusted Index Change would be 8% on the Crediting Date. In the case of an Index-Linked Interest Strategy with an Annual Lock Crediting Method, the Cap Rate will apply to the performance of the Index each Contract Year during the Crediting Period; and

•

If the Index-Linked Interest Strategy has a Performance Trigger Rate, if the Index Change is equal to or greater than zero and the Index Trigger Rate is 5%, the Adjusted Index Change would be 5% on the Crediting Date.

This may result in you earning less than the Index Change.

For investments in an Index-Linked Interest Strategy, the Buffer will limit negative returns on a Crediting Date (e.g., limited protection in the case of market decline). For example:

•

If the Index Change is -25% and the Buffer is 10%, the Adjusted Index Change would be -15% (the amount that the Index Change exceeds the Buffer) on the Crediting Date. In the case of an Index-Linked Interest Strategy with an Annual Lock Crediting Method, the Buffer will apply to the performance of the Index each Contract Year during the Crediting Period.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT—INDEX-LINKED INTEREST STRATEGY RISK AND – FIXED INTEREST STRATEGY RISK

Each Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index Change and will cause the Index to underperform a direct investment in the securities composing the Index.

What Are the Risks Related to the Insurance Company?	An investment in the Contract is subject to the risks related to the Company. The Company is solely responsible to the Contract owner for the Account Value and the guaranteed benefits. The general obligations including the Fixed Interest Strategy and Index-Linked Interest Strategies under the Contract are supported by our general account and are subject to our claims paying ability. An owner should look solely to our financial strength for our claims-paying ability. More information about the Company, including our financial strength ratings, may be obtained at https://www.fglife.com/about.	PRINCIPAL RISKS OF INVESTING IN THE CONTRACT - OUR FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY

RESTRICTIONS		Location in Prospectus

Are There Restrictions on the Investment Options?

Yes. You cannot transfer out of an Index-Linked Interest Strategy to another Investment Option prior to the Crediting Date. If you do not want to remain invested in an Index- Linked Interest Strategy until Crediting Date, your only options are to make withdrawals out of the Index-Linked Interest Strategy or surrender the Contract. The amount you would receive would be subject to Contract Adjustments, and may be subject to surrender charges, taxes and tax penalties.

At least 30 days prior to the end of a Crediting Period, we will send written notice with instructions for how you can obtain the Cap Rates and Performance Trigger Rates that we have established by that time for the next Crediting Period. We can change the Cap Rates and Performance Trigger Rates for each Crediting Period, subject to the Guaranteed Minimum Cap Rate and the Guaranteed Minimum Performance Trigger Rate, respectively. There is no guarantee that any particular Index-Linked Interest Strategy will be available for the entire time that you own your Contract. We may add or remove an Index or an Index-Linked Interest Strategy during the time that you own the Contract. Therefore, an Index-Linked Interest Strategy may not be available for you to invest your Strategy Account Value after a Crediting Date. We reserve the right to stop offering all but one Index-Linked Interest Strategy (the S&P 500® Index with a 1-Year Crediting Period, Buffer Rate of 10% and a Cap).

We have the right to substitute an alternative index prior to the Crediting Date if the Index is discontinued, if there is a substantial change in the calculation of the Index, if the fees to use an Index substantially increase, or if hedging instruments become difficult to acquire or the cost of hedging becomes excessive. If we substitute an index for an existing Index-Linked Interest Strategy during a Crediting Period, we will not change the Buffer and the Cap Rate or Performance Trigger Rate for the Crediting Period. We would select a new Index that is similar to the old Index based on factors such as asset class, Index composition, strategy or methodology inherent to the Index and Index liquidity.

ADDITIONAL INFORMATION ABOUT THE INDEX-LINKED INTEREST STRATEGIES

Are There Any Restrictions on Contract Benefits?

Yes.

•

Withdrawals will reduce the death benefit, perhaps by more than the amount withdrawn.

•

The death benefit is not payable during the Income Phase and will terminate without value as of the Maturity Date.

•

The waiver of surrender charges for impairment, nursing home confinement and terminal illness are not available until after the first Contract Anniversary.

BENEFITS AVAILABLE UNDER THE CONTRACT DEATH BENEFIT FEES, CHARGES AND ADJUSTMENTS

TAXES		Location in Prospectus

What are the Contract’s Tax Implications?	You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract. There is no additional tax benefit to you if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the Contract.	TAXES

CONFLICTS OF INTEREST		Location in Prospectus

How are Investment Professionals Compensated?	Some financial professionals may receive compensation for selling the Contract to you, both in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this Contract over another investment.	Additional Information— Distribution

Should I Exchange My Contract?	Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing Contract.	Additional Information— Distribution

Benefits Available Under the Contract

The following table summarizes information about the benefits available under the Contract.

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations

Free Withdrawal Amount	Provides for an amount that may be withdrawn each Contract Year without incurring Surrender Charges	None

•

Only available during the accumulation period

•

Withdrawals of Free Withdrawal Amount may be based on Strategy Interim Values and subject to taxes and tax penalties

•

All Withdrawals, including under the waivers for required minimum distributions, eligible impairment, eligible nursing home confinement or eligible terminal illness count against Free Withdrawal Amount

•

Unused Free Withdrawal Amount not available in future Contract Years

Death Benefit	Upon death, provides for death benefit payment equal to greater of Account Value or Premium payment (reduced proportionately for withdrawals)	None

•

Only available during the accumulation period

•

Contract Value component may reflect Contract Adjustments

•

Premium payment component subject to proportional reductions for prior withdrawals by the percentage reduction in the Strategy Account Values and the Fixed Interest Strategy Value for each partial withdrawal

•

Death benefit is Account Value following a transfer of ownership except under limited circumstances

Required Minimum Distribution Waiver of Surrender Charges	Provides for waiver of Surrender Charges on required minimum distributions from Qualified Contracts required under the Code	None

•

Must request the waiver in writing

•

Withdrawals may be subject to Contract Adjustments and taxes

•

In lieu of, and is not in addition to, Free Withdrawal Amount

•

If required minimum distribution exceeds the total free withdrawal amount available, we reserve the right to defer payment of the excess amount until the next Contract Year if the next Contract Year begins before the end of the calendar year

•

Unused portion of the waiver in any year cannot be carried over to a subsequent calendar year

Impairment Waiver of Surrender Charges	Provides for waiver of Surrender Charges on withdrawals while you are impaired	None

•

Must request the waiver in writing including written proof of impairment

•

Impairment must begin after the Effective Date and continued for at least 60 consecutive days

•

No waiver will apply until after the first Contract Year

•

Withdrawals may be subject to Contract Adjustments, taxes and tax penalties

•

In lieu of, and is not in addition to, Free Withdrawal Amount

Nursing Home Confinement Waiver of Surrender Charges	Provides for waiver of Surrender Charges on withdrawals while you are confined in a nursing home	None

•

Must provide written proof of your confinement in an eligible nursing home while confined or within 90 days of when you were last confined

•

Confinement must begin after the Effective Date and continue for at least 60 consecutive days

• No waiver will apply until after the first Contract Year • Withdrawals may be subject to Contract Adjustments, taxes and tax penalties • In lieu of, and is not in addition to, Free Withdrawal Amount

Terminal Illness Waiver of Surrender Charges	Provides for waiver of Surrender Charges on withdrawals when you are diagnosed with a terminal illness (not expected to live more than 12 months)	None

•

Must provide written proof of the terminal illness

•

Must be diagnosed after the Effective Date

•

Withdrawals may be subject to Contract Adjustments, taxes and tax penalties

•

In lieu of, and is not in addition to, Free Withdrawal Amount

Buying the Contract

If you are younger than age 81, you may purchase the Contract by completing an application and submitting a minimum Premium payment of $25,000 through an authorized producer. Only one Premium payment is allowed under the Contract. For IRAs and Roth IRAs, because the minimum Premium payment we accept exceeds the annual contribution limits for IRAs and Roth IRAs, your Premium payment must include a Rollover Contribution.

We will not deem correspondence, including transactional inquiries including applications and Premium payments to be received by us until picked up at our Service Center address.

We reserve the right not to accept third-party checks. In some circumstances and at our discretion, we may accept third-party checks that are from a rollover or transfer from other financial institutions.

We reserve the right to refuse any Premium payment that exceeds $1.5 million and any Premium payment that, when aggregated with previous Premium payments made under other contracts issued by us, exceeds $1.5 million. Additionally, we reserve the right to refuse any Premium payment that does not meet our minimum Premium payment requirements, is not in good order, or is otherwise contrary to law for F&G to accept. In addition, we reserve the right to refuse any application. If we refuse your application, we will return your Premium payment to you.

Your application will not be considered to be in good order and your Contract will not be issued until your Premium payments from all sources have been received by us. The Cap Rates and Performance Trigger Rates for the initial Crediting Period will be disclosed to you at the time you apply for a Contract and will be no lower for 30 days thereafter. If your Contract is issued after that 30 day period, if the Cap Rate or Performance Trigger Rate for any Index-Linked Interest Strategy to which you have allocated Premium is lower on the Effective Date of your Contract than it was at the time of your application, you may cancel your contract within 30 days and have the amount of your Premium, or your Account Value (which will be the Strategy Interim Value) if greater, returned to you without any surrender charges.

ALLOCATING YOUR PREMIUM PAYMENT

You tell us how to apply your Premium payment by specifying in the Contract application your desired allocation (by percentage) among the Fixed Interest Strategy and the available Index-Linked Interest Strategies. Your Premium payment will be allocated according to your instructions on the Contract’s Effective Date.

Making Withdrawals: Access the Money in Your Contract

Your Account Value in the Contract may be accessed in the following ways during the Accumulation Phase:

•	by taking partial withdrawals (including repetitive withdrawals, a form of systematic partial withdrawals); and

•	by taking a full withdrawal (i.e., surrendering your Contract).

Your Contract’s Account Value and the Strategy Base Value for any Index-Linked Interest Strategy will decline whenever you take partial withdrawals. If you take a partial withdrawal and, immediately after the withdrawal, your Account Value would be less than $2,000, we will instead pay you the Cash Surrender Value and terminate your Contract. If you take a full withdrawal, we will pay you the Cash Surrender Value and terminate your Contract. You may not take withdrawals greater than your Cash Surrender Value.

Partial withdrawals and full withdrawals may be subject to surrender charges. Eligible withdrawals under the required minimum distributions waiver, impairment waiver, nursing home confinement waiver or the terminal illness waiver are not subject to surrender charges.

Any additional withdrawals are not permissible during the Income Phase.

Additional Information About Fees

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making Withdrawals from an Investment Option or from the Contract. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes fees and expenses that you will pay at the time that you buy the Contract, surrender or make Withdrawals from an Investment Option or from the Contract, or transfer Contract Value between Investment Options. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.

Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
Surrender Charge (as a percentage of the amount withdrawn)(1)	7.00%
Transfer Fee	None

(1)

The charge percentage is deducted upon a withdrawal of amounts in excess of the free withdrawal amount. The free withdrawal amount during the first Contract Year is 10% of your Premium payment. The free withdrawal amount for each of the following five Contract Years is 10% of your Account Value on the immediately preceding Contract Anniversary. Important exceptions and limitations may eliminate or reduce this charge. For a complete description of charges, please see Fees, Charges and Adjustments – Surrender Charges in the prospectus.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an Investment Option or from the Contract before the expiration of a specified period.

Adjustments
Maximum Potential Loss Due to Contract Adjustments (as a percentage of Account Value removed from an Index-Linked Interest Strategy)(1)	100%

(1)

We apply Contract Adjustments to determine your Strategy Interim Value for your Index-Linked Interest Strategies if you surrender your Contract, take a withdrawal, annuitize or if a death benefit is paid from an Index-Linked Interest Strategy prior to the Crediting Date or, prior to the sixth Contract Anniversary, on a Crediting Date. The actual amount of the Strategy Interim Value calculation is determined using a formula that takes into account (i) an Equity Adjustment to your Strategy Base Value based on the value of a specific set of hypothetical derivatives; and (ii) an Asset Adjustment to your Strategy Base Value based on the Bloomberg US Aggregate Yield to Worst Index to account for changes in interest rates that impact the value of the fixed income assets supporting your Contract. If you surrender your Contract, take a withdrawal, annuitize or if a death benefit is paid from an Index-Linked Interest Strategy prior to the Crediting Date, the Buffer will not apply. See ADDITIONAL INFORMATION ABOUT THE INDEX-LINKED INTEREST STRATEGIES –Strategy Account Value for more information.

Appendix A: Investment Options Available Under the Contract

Index-Linked Interest Strategies

The following is a list of Index-Linked Interest Strategies currently available under the Contract. We may change the features of the Index-Linked Interest Strategies listed below (including the Index and the current limits on Index gains), offer new Index-Linked Interest Strategies and terminate existing Index-Linked Interest Strategies. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at https://success.fglife.com/rila/rates.

Note: If amounts are removed from an Index-Linked Interest Strategy before the end of its Crediting Period or, prior to the sixth Contract Anniversary, on a Crediting Date, we will apply a Contract Adjustment. This may result in a significant reduction in your Account Value that could exceed any protection from Index loss that would be in place if you waited until the end of the Crediting Period.

See ADDITIONAL INFORMATION ABOUT THE INDEX-LINKED INTEREST STRATEGIES of the prospectus for a description of the Index- Linked Interest Strategies’ features. See FEES, CHARGES AND ADJUSTMENTS of the prospectus for more information about Contract Adjustments.

Index	Type of Index	Crediting Period	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Crediting Period)	Minimum Limit on Index Gain (for the life of the Index-Linked Interest Strategy)
S&P 500® Index[1]	Large-cap U.S. companies	1 Year	Point-to-Point	10% Buffer	2.00% Cap Rate
S&P 500® Index[1]	Large-cap U.S. companies	1 Year	Point-to-Point	20% Buffer	2.00% Cap Rate
S&P 500® Index[1]	Large-cap U.S. companies	1 Year	Point-to-Point	10% Buffer	0.50% Performance Trigger Rate
S&P 500® Index[1]	Large-cap U.S. companies	3 Year	Point-to-Point	10% Buffer	6.00% Cap Rate
S&P 500® Index[1]	Large-cap U.S. companies	3 Year	Point-to-Point	20% Buffer	6.00% Cap Rate
S&P 500® Index[1]	Large-cap U.S. companies	6 Year	Point-to-Point	10% Buffer	12.00% Cap Rate
S&P 500® Index[1]	Large-cap U.S. companies	6 Year	Point-to-Point	20% Buffer	12.00% Cap Rate
S&P 500® Index[1]	Large-cap U.S. companies	6 Year	Annual Lock	10% Buffer	2.00% Cap Rate
Russell 2000® Index [1]	Small-cap U.S. companies	1 Year	Point-to-Point	10% Buffer	2.00% Cap Rate
Russell 2000® Index [1]	Small-cap U.S. companies	1 Year	Point-to-Point	20% Buffer	2.00% Cap Rate
Russell 2000® Index [1]	Small-cap U.S. companies	1 Year	Point-to-Point	10% Buffer	0.50% Performance Trigger Rate

Russell 2000® Index [1]	Small-cap U.S. companies	3 Year	Point-to-Point	10% Buffer	6.00% Cap Rate
Russell 2000® Index [1]	Small-cap U.S. companies	3 Year	Point-to-Point	20% Buffer	6.00% Cap Rate
Russell 2000® Index [1]	Small-cap U.S. companies	6 Year	Point-to-Point	10% Buffer	12.00% Cap Rate
Russell 2000® Index [1]	Small-cap U.S. companies	6 Year	Point-to-Point	20% Buffer	12.00% Cap Rate
Russell 2000® Index [1]	Small-cap U.S. companies	6 Year	Annual Lock	10% Buffer	2.00% Cap Rate
Nasdaq-100 Index®[1]	Largest U.S. and non-U.S. companies listed on the Nasdaq Stock Market except financial companies	1 Year	Point-to-Point	10% Buffer	2.00% Cap Rate
Nasdaq-100 Index®[1]	Largest U.S. and non-U.S. companies listed on the Nasdaq Stock Market except financial companies	1 Year	Point-to-Point	10% Buffer	0.50% Performance Trigger Rate
MSCI EAFE Index[1]	Large and mid-cap non-U.S. developed market companies	1 Year	Point-to-Point	10% Buffer	2.00% Cap Rate
MSCI EAFE Index[1]	Large and mid-cap non-U.S. developed market companies	1 Year	Point-to-Point	20% Buffer	2.00% Cap Rate
MSCI EAFE Index[1]	Large and mid-cap non-U.S. developed market companies	1 Year	Point-to-Point	10% Buffer	0.50% Performance Trigger Rate
MSCI EAFE Index[1]	Large and mid-cap non-U.S. developed market companies	3 Year	Point-to-Point	10% Buffer	6.00% Cap Rate
MSCI EAFE Index[1]	Large and mid-cap non-U.S. developed market companies	3 Year	Point-to-Point	20% Buffer	6.00% Cap Rate
MSCI EAFE Index[1]	Large and mid-cap non-U.S. developed market companies	6 Year	Point-to-Point	10% Buffer	12.00% Cap Rate
MSCI EAFE Index[1]	Large and mid-cap non-U.S. developed market companies	6 Year	Point-to-Point	20% Buffer	12.00% Cap Rate

MSCI EAFE Index[1]	Large and mid-cap non-U.S. developed market companies	6 Year	Annual Lock	10% Buffer	2.00% Cap Rate
Hindsight 20/20[2]	Best performance of three asset allocation indices	6 Year	Point-to-Point	10% Buffer	3.00% Cap Rate

[1]

Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.

[2]

Hindsight 20/20 performance is based on the best performance for the applicable Crediting Period among three BofA MP Indices: the BofA MP Growth Index, the BofA MP Balanced Index or the BofA Defensive Index. Each of the BofA MP Indices follows a rules-based methodology designed to provide exposure in different proportions to four markets: U.S. large-capitalization companies, U.S. Treasury bonds, U.S. high yield corporate bonds, and gold through certain exchange-traded funds (ETFs). The performance of the BofA MP Indices is reduced by a negative adjustment to the performance of three of the four underlying total return ETFs to approximate returns without dividends or distributions paid by the component companies, in other words, the price return. This will reduce each Index’s Index performance and will cause the Index to underperform a direct investment in the companies included in the Index.

Each Index-Linked Interest Strategy’s limit on Index losses is guaranteed not to change for so long as that Index-Linked Interest Strategy remains available under the Contract. However, we reserve the right to add and remove Index-Linked Interest Strategies as available investment options. As such, the limits on Index loss offered under the Contract may change from one Crediting Period to the next. We will always offer an Index-Linked Interest Strategy with the protection of at least a 10% Buffer.

If we offer a new Index-Linked Interest Strategy with an Cap Rate in the future, the Guaranteed Minimum Cap Rate will be at least 2% for a point to point Index-Linked Interest Strategy with a one-year Crediting Period; 6% for a point to point Index-Linked Interest Strategy with a three-year Crediting Period; 3% for a point to point Index-Linked Interest Strategy with a six-year Crediting Period where the Index is Hindsight 20/20; 12% for a point to point Index-Linked Interest Strategy with a six-year Crediting Period with any other Index; and 2% for each year of an Annual Lock Index-Linked Interest Strategy with a six-year Crediting Period. If we offer a new Index-Linked Interest Strategy with a Performance Trigger Rate in the future, the Guaranteed Minimum Performance Trigger Rate will be 0.50% for a point to point Index- Linked Interest Strategy with a one-year Crediting Period. We reserve the right to offer Index-Linked Interest Strategies with different types of limits on Index gains.

Fixed Interest Strategy

The following is the Fixed Interest Strategy currently available under the Contract. We may change the features of the Fixed Interest Strategy listed below, offer new Fixed Interest Strategies and terminate the existing Fixed Interest Strategies. We will provide you with written notice before doing so.

See INVESTMENT OPTIONS – FIXED INTEREST STRATEGY of the prospectus for a description of the Fixed Interest Strategy’s features.

Name	Crediting Period	Minimum Guaranteed Interest Rate
Fixed Interest Strategy	1 Year	0.15%

This summary prospectus incorporates by reference the F&G Confidence Builder annuity contract prospectus and Statement of Additional Information (SAI), both dated May 1, 2026, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

EDGAR Contract Identifier No. C000259073